EXHIBIT 99.1

Royal Gold Provides Update on Agreement to Acquire Royalties on the Serrote and Santa Rita Mines

DENVER, COLORADO. SEPTEMBER 29, 2023: ROYAL GOLD, INC. (NASDAQ: RGLD) (together with its subsidiaries, “Royal Gold” or the “Company,” “we” or “our”) announced today that ACG Acquisition Company Ltd. (“ACG”) issued a press release announcing that the transaction for the acquisition by ACG of the entities that own the Serrote and Santa Rita mines in Brazil from funds advised by Appian Capital Advisory LLP (“Appian”) has been terminated. Completion of the now terminated transaction between ACG and Appian was a condition to Royal Gold’s acquisition of royalty interests on the Serrote and Santa Rita mines.

“This transaction was a good opportunity for Royal Gold, but events beyond our control preclude us from completing the acquisition of the royalties,” commented Bill Heissenbuttel, President and CEO of Royal Gold. “While this is an unfortunate outcome, we will continue to look for transactions that meet our strategic criteria for investment.”

Corporate Profile

Royal Gold is a precious metals stream and royalty company engaged in the acquisition and management of precious metal streams, royalties and similar production-based interests. As of June 30, 2023, the Company owned interests on 181 properties on five continents, including interests on 40 producing mines and 20 development stage projects. Royal Gold is publicly traded on the Nasdaq Global Select Market under the symbol “RGLD.” The Company’s website is located at www.royalgold.com.

For further information, please contact:

Alistair Baker
Vice President Investor Relations and Business Development
(720) 554-6995

Forward-Looking Statements: This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about Royal Gold’s continued search for transactions that meet strategic criteria for investment.

Forward-looking statements are based on current expectations, estimates and assumptions that involve risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, a lower-price environment for gold, platinum, palladium, silver or copper; operating activities or financial performance of the Serrote and Santa Rita mines, including inaccuracies in ACG’s or the operator’s disclosures, variations between actual and forecasted performance, the operator’s ability to complete projects on schedule and as planned, the operator’s changes to mine plans and reserves and resources, the operator’s liquidity needs, mining hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our royalty agreement, or operational disruptions due to public health crises; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; risks of doing business in foreign jurisdictions; changes in laws or regulations; the risk of litigation related to the proposed acquisition of the Royalties; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices; competition, government regulation or other actions; and other risks detailed in Royal Gold’s Annual Report on Form 10-K for the year ended December 31, 2022, available on Royal Gold’s website at royalgold.com and on the Securities and Exchange Commission website at http://www.sec.gov. Other unpredictable or unknown factors not discussed in this release could also have material adverse effects on forward-looking statements.

Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

Statement Regarding Third-Party Information: Certain disclosures herein relating to the Serrote and Santa Rita mines are based on information publicly disclosed by ACG and Appian and information available in the public domain as at the date hereof. Royal Gold does not independently prepare or verify this information and does not have access to the property or sufficient data to do so and refers the reader to the disclosures of ACG and Appian.

This announcement is not an offer for sale of securities in the United States or in any other jurisdiction. No securities of ACG have been or will be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any state or other jurisdiction of the United States, and may not be offered, sold, resold, pledged, delivered, assigned or otherwise transferred, directly or indirectly, within the United States except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. There has not been and will be no public offering of the securities of ACG in the United States.